                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-3440

                               SCUDDER PORTFOLIOS
                               ------------------
               (Exact Name of Registrant as Specified in Charter)

               222 South Riverside Plaza, Chicago, Illinois 60606
               --------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        9/30

Date of reporting period:       9/30/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Cash Reserves Fund

Annual Report to Shareholders

September 30, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Investment Products

<Click Here> Account Management Resources

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. The prospectus contains more complete information, including a description of the risks of investing in the fund, management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary September 30, 2003

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder Cash Reserves Fund	1-Year	3-Year	5-Year	10-Year/ Life of Class***
Class A	.36%	1.87%	3.02%	3.71%
Class B	.14%	1.29%	2.28%	2.84%
Class C	.14%	1.42%	2.49%	3.14%

Source: Deutsche Investment Management Americas Inc.

Distribution Information
	Class A	Class B	Class C
Distribution Information: Twelve Months: Income Dividends	$ .004	$ .001	$ .001
September Income Dividend	$ .0001	$ .0000**	$ .0000**
7-day Average Yield	.05%	.05%****	.05%****
7-day Compound Effective Yield	.05%	.05%****	.05%****

7-day average yield is the annualized net investment income per share for the period shown.
Average Annual Total Returns* (Adjusted for Sales Charge)
Scudder Cash Reserves Fund		1-Year	3-Year	5-Year	10-Year/ Life of Class***
Class A(a)	Growth of $10,000	$10,036	$10,571	$11,605	$14,397
	Average annual total return	.36%	1.87%	3.02%	3.71%
Class B(a)	Growth of $10,000	$9,714	$10,193	$11,095	$13,237
	Average annual total return	-2.86%	.64%	2.10%	2.84%
Class C(a)	Growth of $10,000	$10,014	$10,433	$11,311	$13,350
	Average annual total return	.14%	1.42%	2.49%	3.14%

* Returns for Class A, B and C during the period shown reflect a temporary fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.
** Less than .0001.
*** Class C shares commenced operations on May 31, 1994.
**** Yields reflect a partial fee waiver during this period to maintain a minimum distribution yield which improved results. Without these waivers expenses would have exceeded income by .59% and ..78% for the average yield and .59% and .77% for the effective yield for Class B and Class C, respectively, at September 30, 2003.
a There is no initial sales charge for Class A shares. However, applicable sales charges apply on exchanges. Class B share performance is adjusted for the applicable contingent deferred sales charge ("CDSC"), which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

All performance is historical, assumes reinvestment of all dividends, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns may differ by share class.

Please call (800) 621-1048 for the Fund's most up-to-date performance. On the Web, go to scudder.com.

Portfolio Management Review

Scudder Cash Reserves Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Cash Reserves Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

A group of investment professionals is responsible for the day-to-day management of the fund. These investment professionals have a broad range of experience in managing money market funds.

In the following interview, New York-based Portfolio Managers Darlene M. Rasel and Jan Buenner discuss the Scudder Cash Reserves Fund's strategy and the market environment during the 12-month period ended September 30, 2003.

Q: How did the fund perform during the fiscal period ended September 30, 2003?

A: Scudder Cash Reserves Fund had a 7-day yield on September 30, 2003 of 0.05% compared to 0.38%* for its benchmark, the iMoneyNet First Tier Retail Money Funds Average.1 (See page 3 for performance of other share classes.)

* Yields fluctuate and are not guaranteed.
1 The iMoneyNet First Tier Retail Money Funds Average is compiled by iMoneyNet, Inc., an independent rating service and includes averages for retail money market funds of a similar category.

We continued to manage the fund conservatively, maintaining high portfolio quality, adjusting weighted average maturity in response to market conditions and strictly limiting exposure to any particular issuer. As evidence of our insistence on these high investment standards, the fund maintained a "AAAm" rating, as measured by Standard & Poor's (S&P). This rating is the highest that S&P awards to money market funds. Of course, ratings are subject to change and do not remove market risk.

Q: Could you provide us with specific examples of your investment strategies?

A: Our strategy in the fund continued to be concentrated on investing in high quality issues. In the first half of the period, we purchased securities across the money market maturity spectrum. We also emphasized agency callable securities. There are several reasons why we purchased these securities: First, the callable securities that we purchase are primarily those with one-year maturities. Though we understand that such a security could be called in by the issuer and its principal refunded in as little as 90 or 180 days, we can still obtain one-year coupon yields for however long we hold the security. Second, because the issues are callable, they offer a yield premium over noncallable securities. Because the fund holds a large number of different kinds of callable securities (callable within three months or six months; one-time call features or continued call features), we manage the structure of the portfolio carefully, and we constantly seek a balance so that the fund is not exposed to too many potential calls at one time. Perhaps most importantly, the credit quality of these issues is strong - almost all are issued by government agencies. In the spring, when one-year money market yields began to dip below shorter-term yields, we began to purchase short-term securities in addition to one-year securities and agency callables.

In the second half of the period, we did not believe that the Federal Reserve Board's next interest rate cut would be 50 basis points. When, in the run-up to the Federal Reserve Board's June 25, 2003 meeting, interest rates incorporated more than 25 basis points of cuts, we held off buying securities with longer-term maturities. While this led to a temporary reduction in the weighted average maturity of the fund to approximately 40 days, the decision proved correct. After the Federal Reserve Board's decision, rates moved higher, and we took advantage of the higher yields and steeper yield curve by adding duration through the purchase once again of longer-dated securities.2

2 Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 1-percentage-point change in market interest rate levels. A duration of 5 means that if interest rates fall 1-percentage-point, the price of a bond should rise by approximately 5%, and the price should fall by 5% for a 1-percentage-point rise in interest rates. Bonds with a shorter duration are typically not as sensitive to interest rate movements as are bonds with a longer duration. They will, therefore, experience less price erosion in a rising-interest-rate environment.

Another successful strategy for the fund for the period was adding callable US agency securities throughout the second half of the fiscal period. These securities offered an attractive yield pick-up over securities with no call feature and, since issued by US agencies, enhanced the fund's average credit quality as well.

As of September 30, 2003, 37.0% of the fund was invested in commercial paper, 5.1% in repurchase agreements, 16.1% in certificates of deposit and bank notes, 16.5% in floating rate notes, and 25.3% in US agency securities, money market funds and cash or cash equivalents.

Q: How did Fed moves and the economic environment dominate money market activity.

A: The Federal Reserve Board made two cuts in interest rates during the annual period. First, at its November 6, 2002 Open Market Committee meeting, the Federal Reserve Board lowered the federal funds rate3 by 50 basis points to 1.25%, in light of continued economic weakness. At that time, though many observers expected the Fed to cut interest rates by 25 basis points, few expected a 50-point move. With this action, the Fed clearly indicated that it wanted to jump-start the US economy. Money market yields fell.

3 The federal funds rate is the interest rate banks charge each other for overnight loans and is a closely watched indicator of US Federal Reserve Board monetary policy.

In the second half of the fund's fiscal year, economic and political conditions improved. Corporate earnings generally exceeded expectations. The government's tax cut was widely perceived to offer stimulus to the economy. The conclusion of active military operations in Iraq provided a welcome sigh of relief. On the other hand, corporate spending remained reluctant and unemployment gradually worsened. With the exception of the housing sector, consumer spending was restrained. On May 6th, the Federal Reserve Board kept the targeted federal funds rate unchanged at 1.25%, but indicated it would maintain its accommodative monetary policy, as it believed the probability of deflation exceeded that of inflation over the next few quarters. Thus, money market yields continued to fall.

By the June 25th meeting of the Federal Reserve Board, the financial markets were anticipating a minimum of a 25-basis point interest rate cut, with a likely probability of 50 basis points. The Federal Reserve Board's decision to lower the federal funds rate by only a quarter of a point to 1.00% was greeted with open disappointment. The broad fixed income markets sold off dramatically, and money market yields rose significantly by July, especially at the longer end of the money market yield curve. Thus, the yield curve went from flat to quite steep by mid-August. Compounding matters was news of an improving US economy. While it remained a jobless recovery, second calendar quarter GDP growth came in higher than anticipated, consumer spending accelerated, and corporate earnings announcements were still primarily positive.

After peaking in late August to early September, money market yields declined somewhat by the end of the period. Most investors believed that there would be no official increase in interest rates until well into 2004.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary September 30, 2003

Portfolio Composition	9/30/03	9/30/02

Commercial Paper	37%	49%
Short-Term Notes	8%	2%
Certificates of Deposit and Bank Notes	16%	24%
Repurchase Agreements	5%	21%
US Agency Obligations	18%	4%
Floating Rate Notes	16%	-
	100%	100%

Portfolio composition is subject to change.

Investment Portfolio as of September 30, 2003

	Principal Amount ($)	Value ($)

Commercial Paper 37.0%
Apreco LLC, 1.12%**, 10/1/2003	6,000,000	6,000,000
Charta LLC, 1.12%**, 10/1/2003	6,400,000	6,400,000
CIT Group, Inc., 1.05%**, 10/31/2003	4,600,000	4,595,975
CIT Group, Inc., 1.09%**, 12/19/2003	8,000,000	7,980,865
Credit Suisse First Boston, 1.08%**, 10/6/2003	9,000,000	8,998,650
Dorada Finance, Inc., 1.08%**, 10/29/2003	11,000,000	10,990,760
GE Capital International Funding, Inc., 1.08%**, 12/22/2003	10,000,000	9,975,400
Greyhawk Funding LLC, 1.11%**, 2/17/2004	5,000,000	4,978,571
Jupiter Securitization Corp., 1.08%**, 10/6/2003	9,000,000	8,998,650
K2 (USA) LLC, 1.05%**, 10/23/2003	8,000,000	7,994,867
K2 (USA) LLC, 1.08%**, 11/12/2003	7,000,000	6,991,180
Lake Constance Funding LLC, 1.05%**, 12/16/2003	10,000,000	9,977,833
Lake Constance Funding LLC, 1.07%**, 10/22/2003	5,000,000	4,996,879
Perry Global Funding LLC, 1.05%**, 10/10/2003	8,000,000	7,997,900
Scaldis Capital LLC, 1.08%**, 11/10/2003	11,000,000	10,986,800
Schering-Plough Corp., 1.07%**, 11/4/2003	10,000,000	9,989,895
Sheffield Receivables Corp., 1.08%**, 10/20/2003	8,000,000	7,995,440
Sprint AB, 1.05%**, 10/28/2003	1,500,000	1,498,819
Tango Finance Corp., 1.05%**, 10/22/2003	3,500,000	3,497,856
Wal-Mart Stores, Inc., 1.12%**, 10/2/2003	15,000,000	14,999,533
Total Commercial Paper (Cost $155,845,873)		155,845,873

Short-Term Corporate Notes 7.6%
American Honda Finance Corp., 144A, 1.29%, 9/10/2004	9,000,000	9,016,722
Associates Corp. NA, 1.24%, 6/15/2004	10,000,000	10,000,000
Bayerische Landesbank NY, 1.08%, 8/25/2004	7,000,000	6,999,980
Grand Metro Investment, 1.14%**, 1/6/2004	3,000,000	2,991,044
Uniliver Capital Corp., 6.75%, 11/1/2003	3,000,000	3,014,018
Total Short-Term Corporate Notes (Cost $32,021,764)		32,021,764

US Agency Obligations 17.7%
Federal Home Loan Banks, 1.25%, 7/2/2004	13,000,000	13,000,000
Federal Home Loan Mortgage, Corp., 1.06%**, 10/24/2003	12,000,000	11,991,873
Federal Home Loan Mortgage, Corp., 1.09%**, 12/4/2003	9,000,000	8,982,560
Federal Home Loan Mortgage, Corp., 1.20%, 8/6/2004	5,000,000	5,000,000
Federal National Mortgage Association, 1.47%, 9/22/2004	10,000,000	10,000,000
Federal National Mortgage Association, 1.50%, 9/24/2004	5,000,000	5,000,000
Federal National Mortgage Association, 4.75%, 11/14/2003	3,000,000	3,013,000
Federal National Mortgage Association, 5.13%, 2/13/2004	7,000,000	7,097,791
Federal National Mortgage Association, 5.63%, 5/14/2004	10,000,000	10,276,938
Total US Agency Obligations (Cost $74,362,162)		$74,362,162

Floating Rate Notes* 16.5%
Bayerische Landesbank Girozentrale, 1.13%, 3/8/2004	6,000,000	6,001,296
Blue Heron Funding, 144A, 1.15%, 5/19/2004	5,000,000	5,000,000
Canadian Imperial Bank of Commerce, 1.07%, 5/28/2004	8,000,000	7,999,211
CC (USA) Inc., 1.07%, 7/21/2004	16,000,000	15,999,351
General Electric Capital Corp., 1.12%, 1/28/2004	2,500,000	2,500,332
Goldman Sachs Group, Inc., 1.36%, 1/23/2004	13,000,000	13,000,000
Nordea Bank Finland PLC, 1.09%, 11/24/2003	4,000,000	3,999,877
Morgan Stanley Dean Witter & Co., 1.27%, 12/1/2003	10,000,000	10,000,000
Morgan Stanley Dean Witter & Co., 1.27%, 2/20/2004	5,000,000	5,000,000
Total Floating Rate Notes (Cost $69,500,067)		69,500,067

Certificates of Deposit and Bank Notes 16.1%
Abbey National Treasury Services PLC, 1.19%, 10/1/2003	18,000,000	18,000,000
Credit Lyonnais SA, 1.08%, 11/20/2003	13,000,000	13,000,000
DEPHA Bank PLC, 1.11%, 1/20/2004	10,000,000	10,000,000
Landesbank Hessen-Thuringen Girozentrale, 1.22%, 2/17/2004	7,000,000	7,001,969
Unicredito Italiano SpA, 1.06%, 10/7/2003	10,000,000	9,999,953
Westdeutsche Landesbank Girozentrale, 1.32%, 4/15/2004	10,000,000	9,999,460
Total Certificates of Deposit and Bank Notes (Cost $68,001,382)		68,001,382

Repurchase Agreements 5.1%
Goldman Sachs, 1.11%, dated 9/30/2003, to be repurchased at $19,000,586 on 10/1/2003 (b)	19,000,000	19,000,000
State Street Bank and Trust, 1.04%, dated 9/30/2003, to be repurchased at $2,628,076 on 10/1/2003 (c)	2,628,000	2,628,000
Total Repurchase Agreements (Cost $21,628,000)		21,628,000
Total Investment Portfolio - 100.0% (Cost $421,359,248) (a)		421,359,248

* Floating rate notes are securities whose interest rates vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of September 30, 2003.
** Annualized yield at time of purchase; not a coupon rate.
(a) Cost for federal income tax purposes was $421,359,248.
(b) Collateralized by $21,198,579 Federal National Mortgage Association 5.50% maturing on 5/1/2033 with a value of $19,296,066.
(c) Collateralized by $2,585,000 Federal Home Loan Mortgage Corp. 3.875% maturing on 2/15/2005 with a value of $2,685,169.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2003
Assets
Investments in securities, at amortized cost	$ 421,359,248
Cash	505
Interest receivable	674,509
Receivable for Fund shares sold	1,647,490
Other assets	2,185
Total assets	423,683,937
Liabilities
Dividends payable	3,434
Payable for Fund shares redeemed	1,445,816
Accrued management fee	9,320
Other accrued expenses and payables	571,064
Total liabilities	2,029,634
Net assets, at value	$ 421,654,303
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(15,839)
Accumulated net realized gain (loss)	(19,673)
Paid-in capital	421,689,815
Net assets, at value	$ 421,654,303
Net Asset Value
Class A Net Asset Value, offering and redemption price per share ($186,861,691 / 186,849,372 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 1.00
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($153,213,033 / 153,249,706 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)
$ 1.00
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($81,579,579 / 81,596,826 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)
$ 1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended September 30, 2003
Investment Income
Income: Interest	$ 6,106,597
Expenses: Management fee	1,644,732
Services to shareholders	1,995,507
Custodian fees	42,487
Distribution service fees	2,816,715
Auditing	48,588
Legal	16,924
Trustees' fees and expenses	33,838
Reports to shareholders	18,164
Registration fees	61,170
Other	23,314
Total expenses, before expense reductions	6,701,439
Expense reductions	(1,547,972)
Total expenses, after expense reductions	5,153,467
Net investment income	953,130
Net realized gain (loss) on investment transactions	(946)
Net increase (decrease) in net assets resulting from operations	$ 952,184

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended September 30,
	2003	2002
Operations: Net investment income	$ 953,130	$ 3,079,059
Net realized gain (loss) on investment transactions	(946)	10,196
Net increase (decrease) in net assets resulting from operations	952,184	3,089,255
Distributions to shareholders from net investment income: Class A	(676,638)	(2,112,413)
Class B	(237,066)	(659,775)
Class C	(99,627)	(310,195)
Fund share transactions: Proceeds from shares sold	547,815,043	1,716,019,983
Reinvestment of distributions	974,097	2,627,427
Cost of shares redeemed	(628,043,185)	(1,812,612,232)
Net increase (decrease) in net assets from Fund share transactions	(79,254,045)	(93,964,822)
Increase (decrease) in net assets	(79,315,192)	(93,957,950)
Net assets at beginning of period	500,969,495	594,927,445
Net assets at end of period (including accumulated distributions in excess of net investment income of $15,839 and $27,714 respectively)	$ 421,654,303	$ 500,969,495

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended September 30,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.004	.009	.04	.05	.04
Distributions from net investment income	(.004)	(.009)	(.04)	(.05)	(.04)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	.36[a]	.89	4.40	5.43	4.12
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in millions)	187	226	271	252	265
Ratio of expenses before expense reductions (%)	1.09	1.14	.93	.93	1.09
Ratio of expenses after expense reductions (%)	1.09	1.14	.93	.92	1.09
Ratio of net investment income (%)	.37	.97	4.26	5.27	4.07

a Total return would have been lower had certain expenses not been reduced.

Class B
Years Ended September 30,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.001	.004	.03	.04	.03
Distributions from net investment income	(.001)	(.004)	(.03)	(.04)	(.03)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)[a]	.14[b]	.35[b]	3.42	4.49	3.08
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in millions)	153	195	228	202	287
Ratio of expenses before expense reductions (%)	1.99	2.01	1.89	1.87	2.11
Ratio of expenses after expense reductions (%)	1.35	1.75	1.89	1.86	2.11
Ratio of net investment income (%)	.11	.37	3.34	4.33	3.05
[a] Total returns do not reflect the effect of any sales charges. [b] Total return would have been lower had certain expenses not been reduced.

Class C
Years Ended September 30,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.001	.004	.04	.05	.03
Distributions from net investment income	(.001)	(.004)	(.04)	(.05)	(.03)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)[a]	.14[b]	.41[b]	3.76	4.81	3.44
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in millions)	82	79	96	79	97
Ratio of expenses before expense reductions (%)	2.01	1.91	1.62	1.57	1.75
Ratio of expenses after expense reductions (%)	1.31	1.67	1.62	1.56	1.75
Ratio of net investment income (%)	.15	.44	3.59	4.63	3.41
[a] Total returns do not reflect the effect of any sales charges. [b] Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Cash Reserves Fund (the ``Fund'') is a diversified series of Scudder Portfolios (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors without an initial sales charge but are subject to the applicable sales charge if exchanged into Class A shares of another Scudder fund. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares (none sold through September 30, 2003) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian or agent bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2003, the Fund had a net tax basis capital loss carryforward of approximately $19,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2008 ($13,000) and September 30, 2009 ($6,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2002 through September 30, 2003, the Fund incurred approximately $900 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 2004.

Distribution of Income. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly.

Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Fund.

At September 30, 2003, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income*	$ -
Capital loss carryforwards	$ (19,000)

In addition, during the year ended September 30, 2003, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from ordinary income*	$ 1,013,331

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.40% of the first $250,000,000 of the Fund's average daily net assets, 0.38% of the next $750,000,000 of such net assets, 0.35% of the next $1,500,000,000 of such net assets, 0.32% of the next $2,500,000,000 of such net assets, 0.30% of the next $2,500,000,000 of such net assets, 0.28% of the next $2,500,000,000 of such net assets, 0.26% of the next $2,500,000,000 of such net assets and 0.25% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended September 30, 2003, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.39% of the Fund's average daily net assets.

Service Provider Fees. Scudder Investments Service Company (``SISC''), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund's Class A, B and C shares. Effective January 16, 2003, pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. During the period the Advisor agreed to temporarily waive and reimburse certain operating expenses of Class A, Class B and Class C shares. For the year ended September 30, 2003, the amount charged to Class A, B and C shares by SISC was as follows:

Shareholder Service Fee	Total Aggregated	Not Imposed	Unpaid at September 30, 2003
Class A	$ 612,230	$ 6,570	$ 201,557
Class B	712,781	712,781	-
Class C	329,089	329,089	-
	$ 1,654,100	$ 1,048,440	$ 201,557

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2003
Class B	$ 1,235,163	$ 81,023
Class C	532,411	42,375
	$ 1,767,574	$ 123,398

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Not Imposed	Unpaid at September 30, 2003	Effective Rate
Class A	$ 459,970	$ -	$ 38,997.25%
Class B	411,701	333,594	-	.15%
Class C	177,470	165,889	-	.11%
	$ 1,049,141	$ 499,483	$ 38,997

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. There were no underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2003.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2003, the CDSC for Class B and C shares aggregated $960,220 and $26,612, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2003, SDI received $87,378.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

C. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended September 30, 2003, the Fund's custodian and transfer agent fees were reduced by $49 and $0, respectively, under these arrangements.

D. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2003		Year Ended September 30, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	266,226,366	$ 266,226,367	1,214,192,353	$ 1,214,192,354
Class B	162,804,076	162,795,914	325,823,091	325,823,200
Class C	118,792,761	118,792,762	176,004,389	176,004,429
		$ 547,815,043		$ 1,716,019,983
Shares issued to shareholders in reinvestment of distributions
Class A	660,886	$ 660,885	1,716,445	$ 1,716,445
Class B	220,689	220,689	625,601	625,601
Class C	92,523	92,523	285,381	285,381
		$ 974,097		$ 2,627,427
Shares redeemed
Class A	(306,253,975)	$ (306,254,444)	(1,260,356,176)	$ (1,260,356,182)
Class B	(205,068,344)	(205,068,370)	(359,635,987)	(359,636,012)
Class C	(116,720,149)	(116,720,371)	(192,619,233)	(192,620,038)
		$ (628,043,185)		$ (1,812,612,232)
Net increase (decrease)
Class A	(39,366,723)	$ (39,367,192)	(44,447,378)	$ (44,447,383)
Class B	(42,043,579)	(42,051,767)	(33,187,295)	(33,187,211)
Class C	2,165,135	2,164,914	(16,329,463)	(16,330,228)
		$ (79,254,045)		$ (93,964,822)

Report of Ernst & Young LLP, Independent Auditors

To the Trustees and Shareholders of Scudder Cash Reserves Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder Cash Reserves Fund (the "Fund"), one of the portfolios constituting Scudder Portfolios, as of September 30, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder Cash Reserves Fund of Scudder Portfolios, at September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts November 14, 2003	/s/ Ernst & Young LLP

Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of September 30, 2003. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the fund.

Independent Trustees
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
John W. Ballantine (57) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; Tokheim Corporation (designer, manufacturer and servicer of electronic and mechanical petroleum marketing systems); American Healthways, Inc. (provider of disease and care management services).	82
Lewis A. Burnham (70) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation.	82
Donald L. Dunaway (66) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994).	82
James R. Edgar (57) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty-care products).	82
Paul K. Freeman (53) Trustee, 2002-present	President, Cook Street Holdings (consulting); Adjunct Professor, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998).	82
Robert B. Hoffman (66) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999).	82
Shirley D. Peterson (62) Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Bethlehem Steel Corp.; Federal Mogul Corp. (supplier of automotive components and subsystems); Trustee, Bryn Mawr College.	82
Fred B. Renwick (73) Trustee, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001-present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; Chairman, Finance Committee of Morehouse College Board of Trustees; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; member of the Investment Committee of Atlanta University Board of Trustees; Chair of the Investment Committee, American Bible Society Board of Trustees.	82
William P. Sommers (70) Trustee, 1979-present[5]	Retired; formerly, President and Chief Executive Officer, SRI International (research and development) (1994-1998); prior thereto, Executive Vice President, lameter (medical information and educational service provider); Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm). Directorships: PSI Inc. (satellite engineering and components); Evergreen Solar, Inc. (develop/manufacture solar electric system engines); H2 Gen (manufacture hydrogen generators); Zassi Medical Evolutions, Inc. (specialists in intellectual property opportunities in medical device arena); Guckenheimer Enterprises (executive food services).
		82
John G. Weithers (70) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems.	82

Interested Trustees and Officers[2]
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[3] (58) Chairman and Trustee, 2002-present President, 2003-present	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)
201
Philip J. Collora (57) Vice President and Assistant Secretary, 1986-present	Director, Deutsche Asset Management	n/a
Daniel O. Hirsch[3] (49) Vice President and Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Kenneth Murphy[4] (39) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); Vice President, Scudder Distributors, Inc. (December 2002-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a
Darlene M. Rasel (52) Vice President, 2002-present	Managing Director, Deutsche Asset Management	n/a
Charles A. Rizzo[4] (46) Treasurer, 2002-present	Director, Deutsche Asset Management (April 2000-present). Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
Salvatore Schiavone[4] (37) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Lucinda H. Stebbins[4] (57) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[4] (46) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
John Millette[4] (41) Secretary, 2001-present	Director, Deutsche Asset Management	n/a
Lisa Hertz[3] (33) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a
Caroline Pearson[4] (41) Assistant Secretary, 1998-present	Managing Director, Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.
3 Address: One South Street, Baltimore, Maryland
4 Address: Two International Place, Boston, Massachusetts
5 Mr. Sommers has taken a leave of absence from the fund's Board until December 31, 2003.

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Investment Products

Scudder Funds

Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund

Scudder Gold & Precious Metals Fund

Scudder Global Biotechnology Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Strategic Growth Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors Equity
Partners Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Tax Advantaged Dividend Fund

Multicategory/Asset Allocation Funds

Scudder Balanced Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Short Range Fund

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund

Scudder GNMA Fund

Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund)

Scudder High Income Fund (formerly Scudder High Yield Fund)

Scudder High Income Opportunity Fund (formerly Scudder High Yield Opportunity Fund)

Scudder Income Fund

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund)

Scudder Short-Term Bond Fund

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Intermediate Tax/AMT Free Fund (formerly Scudder Medium Term Tax-Free Fund)

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Municipal Bond Fund

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund

Index-Related Funds

Scudder EAFE ® Equity Index Fund

Scudder Equity 500 Index Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund

Money Market
A large number of money market funds are available through Scudder Investments.

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Coverdell Education Savings Account UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder RREEF Real Estate Fund II, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Central Europe and Russia Fund, Inc. (formerly The Central European Equity Fund, Inc.)

The Germany Fund, Inc.

The New Germany Fund, Inc.

Not all funds are available in all share classes.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
CUSIP Number	811195-403	811195-502	811195-601
Fund Number	74	274	374

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, September 30, 2003, the Scudder Cash Reserves Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr.
Donald L. Dunaway. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the
Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation and until the filing of this report, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Cash Reserves Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               November 24, 2003
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Cash Reserves Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               November 24, 2003
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               November 24, 2003
                                    ---------------------------